UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2007
Date of Report (Date of earliest event reported)

SPECTRE TECHNOLOGY CORPORATION.
(Exact name of registrant as specified in its charter)

NEVADA	98-0458087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 110, 174 Wilson Street,
Victoria BC	V9A 7N7
(Address of principal executive offices)	(Zip Code)

(250) 294-0101
Issuer's telephone number

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02  RESIGNATION OF OFFICER OR DIRECTOR

On April 15, 2006 Julius Briner consented to resign as President and Chief Financial Officer of the Company, effective immediately. The Board of Directors of the Company has accepted Julius Briner’s resignation as President and Chief Financial Officer of the Company. Alain Ghiai has been named President and Chief Financial Officer of the Company and has accepted this post in addition to his other duties, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRE TECHNOLOGY CORP

Date: April 16, 2007	By:	/s/ Alain Ghiai Alain Ghiai
President